UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2018

INFINITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55521	47-3900562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3311 S. Rainbow Blvd., #135 Las Vegas, NV	89146
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 581-4063

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On August 2, 2018, following approval by the Board of Directors and shareholders holding a majority of the voting shares, the Company filed a Certificate of Amendment with the Nevada of State to authorize up to 5,000,000 shares of blank check preferred stock ($0.001 par value).

On August 28, 2018, pursuant to a resolution approved by the Company’s Board of Directors, the Company filed a Certificate of Designation with the Nevada Secretary of State designating up to 100,000 shares of Series A Preferred Stock. The Series A Preferred Stock has 1,000 votes per share and is not convertible into shares of the Company’s common stock. The Series A Preferred Stock has a liquidation preference equal to the original issue price. This description of the Series A Preferred Stock is qualified in its entirety by reference to the actual provisions of the Certificate of Designation.

On August 28, 2018, pursuant to a resolution approved by the Company’s Board of Directors, the Company filed a Certificate of Designation with the Nevada Secretary of State designating up to 1,000,000 shares of Series B Preferred Stock. The Series B Preferred Stock does not bear dividends and is convertible into shares of the Company’s common stock at a conversion price of $0.10 per share of common stock. The Series B Preferred Stock may be redeemed by the Company at any time prior to conversion at its face amount. The Series B Preferred Stock has a liquidation preference equal to the greater of (a) the value of the common shares into which it could be converted or (b) its face amount. The Series B Preferred Stock is without voting rights except as required by the Nevada General Corporation Law. This description of the Series B Preferred Stock is qualified in its entirety by reference to the actual provisions of the Certificate of Designation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation filed August 2, 2018 with the Nevada Secretary of State.

Exhibit 3.2	Certificate of Designation of Series A Preferred Stock filed August 28, 2018 with the Nevada Secretary of State.

Exhibit 3.3	Certificate of Designation of Series B Preferred Stock filed August 28, 2018 with the Nevada Secretary of State.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY DISTRIBUTION, INC (Registrant)

By:	/s/ Raul Mansueto
Name:	Raul Mansueto
Title:	Director and Corporate Secretary

Dated: September 4, 2018

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